Exhibit 10.2

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  The omissions have been indicated by asterisks (“*****”), and the omitted text has been filed separately with the Securities and Exchange Commission.

FIFTH AMENDMENT TO OCTOBER 22, 1997 AGREEMENT BETWEEN
PLAYBOY ENTERPRISES, INC. AND QUAD/GRAPHICS, INC.

THIS AMENDMENT (the “Amendment”) is made as of May 14, 2010, to that certain Agreement, dated October 22, 1997, and amended by the First Amendment dated March 3, 2000, the Second Amendment dated March 2, 2004, the Third Amendment dated July 30, 2007, and the Fourth Amendment dated February 13, 2009 (as so amended, the “Agreement”) by and between Playboy Enterprises, Inc. (“Publisher”) and Quad/Graphics, Inc. (“Printer”).

WHEREAS, Printer and Publisher entered into the Agreement; and

WHEREAS, Printer and Publisher now wish to amend certain provisions of the Agreement to reflect mutually beneficial pricing discounts and term extensions.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the parties hereto agree to make the following changes to the Agreement which shall be effective as of the date of full execution of this Amendment.

Article 2.01 of the Agreement (Term and Termination) shall be amended as follows: The date “December 31, 2015” shall be deleted and replaced with “December 31, 2017.”

Upon full execution of this Amendment and continuing for approximately ninety (90) days thereafter, Publisher will begin transitioning all of its pre-media requirements to Printer. Effective the later of (i) ninety (90) days after full execution of this Amendment or (ii) August 1, 2010, Article 4.01 shall be amended as follows: (a) the phrase “prepress service, subject to quality, pricing and schedule, (including four (4) color editorial separations, stripping, ad handling, matchprints, final films)” in the first paragraph shall be deleted and replaced with the phrase “all of Publisher’s pre-media requirements for the Magazine as further described in Schedule E of the Fifth Amendment (the “Pre-Media Work”),” and (b) the following paragraph of Article 4.01 shall be deleted in its entirety:

However, Publisher shall, with the exception of minor composition performed by Printer, arrange for composition to be done by its own employees or third parties, provided that furnished film and/or digital files are delivered to the Printer in time to meet the Production Schedule set forth by the Publisher.

Furthermore, Article 4.01 shall be amended such that “Magazine” for all purposes of the Agreement shall mean: “the publications published by Publisher as Playboy Magazine, Playboy Specials, Playboy Premiums and Playboy Calendars.”

The Agreement is amended by replacing Exhibit B (Manufacturing Specifications) with the Manufacturing Specifications attached hereto as Schedule A.

Printer agrees that, commencing on April 1, 2010, all references in the Agreement to Exhibit “C” and “D” (the Pricing Specifications and Paper Requirements, respectively) are amended to refer to (i) the Additional Work pricing currently in effect, which pricing is attached hereto as

Schedule B, (ii) the Pre-Media Work pricing attached hereto as Schedule C, and (iii) the Price Schedule and Paper Requirements attached hereto as Schedule D, and all of the foregoing shall hereinafter be referred to collectively in the Agreement as the “Updated Pricing.”

The Agreement is amended by adding Exhibit I to the Agreement in the form of Schedule E attached hereto.

Article 10.04 of the Agreement shall be amended as follows: The date “December 1, 1998” shall be deleted and replaced with “April 1, 2013.”

Article 10.05 of the Agreement shall be deleted and the following substituted in lieu thereof:

10.05           The Updated Pricing will remain firm (except for ink, which may be adjusted pursuant to the terms of this Agreement) through March 31, 2013. On April 1, 2013 and on each subsequent April 1 thereafter during the Term, the Updated Pricing shall automatically increase (decrease) by 85% of the percentage increase (decrease) in the CPI (as herein defined) during the prior twelve-month period as described below. During each March prior to an adjustment date, Printer shall calculate the percentage change in the CPI reported for the month of December immediately preceding the effective date of adjustment as compared to that reported for the month of December in the immediately preceding year. The term “CPI” shall mean the “all items” listing (1982-84=100) of the U.S. City Average for All Urban Consumers (CPI-U), as reported by the Bureau of Labor Statistics, U.S. Department of Labor. If the CPI as defined above is revised or discontinued, the calculation described herein shall be made using the price index with which the Bureau of Labor Statistics replaces it. Printer shall furnish Publisher with an adjusted Updated Pricing list by April 1 for each adjustment during the Tenn.

At the time of each adjustment, if the CPI increases over the CPI of the year-ago period, the Updated Pricing shall be adjusted upward by the percentage obtained by multiplying the percentage of increase of the CPI over the CPI of the year-ago period by 85%. At the time of each adjustment, if the CPI decreases from the CPI of the year-ago period, the Updated Pricing shall be adjusted downward by the percentage obtained by multiplying the percentage of decrease of the CPI from the CPI of the year-ago period by 85%.

Other than the amendments contained in this Amendment all other terms and conditions contained in the Agreement remain unchanged.

This Amendment is fully integrated and contains the entire understandings between its parties concerning the subject matter contained in it. There are not representations, agreements, arrangements or understandings, oral or written, among the parties relating to the subject matter of this Amendment that are not fully expressed in it. This Amendment may only be modified in a writing executed by all the parties hereto. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Faxed or electronically scanned copies of executed copies or originals of this Amendment shall be as valid as originals.

PLAYBOY ENTERPRISES, INC.		QUAD/GRAPHICS, INC.

/s/ Howard Shapiro		/s/ David A. Blais
Date:	5/14/10	Date:	5/18/2010

SCHEDULE A

EXHIBIT B -MANUFACTURING SPECIFICATIONS

For:	Playboy Magazine
Trim Size:	8” x 10.75”
Frequency:	12x/year
Average Quantity:	1,900,000
Average Pages:	150 + 4
Finish Type:	Perfect Bound
Paper:	To be furnished by Printer through the end of the Paper Purchasing Period. Paper consumption figures are outlined in the Paper Requirements included in the attached Schedule D of the Fifth Amendment.
Copy:
Publisher to furnish single page film negatives or positives, one piece per color, right reading, emulsion down with corner marks, register marks and page identification and/or digital file acceptable for direct to plate production.

Proofs:	Publisher to furnish final corrected Cromalin, Matchprint or other acceptable proofs to be used as Printer’s color guide.
Plates:	Printer to make the necessary press plates and cylinders for production, all metal to remain the property of Printer.
Presswork:	Printer to print and deliver folded signatures. See the manufacturing prices in Schedule D of the Fifth Amendment for form and color breakdown.
Ink:	Invoicing of ink will be per prices outlined in Schedule D of the Fifth Amendment.
Binding:
Printed signatures will be gathered in proper sequence with Publisher-furnished inserts, perfect bound along the 10.75” way and trimmed to size. A dummy of any furnished insert must be submitted to Printer for approval prior to manufacture.

Mailing/ Packing:	Ink Jet, Mailing, and Packing instructions vary. Invoicing of Mailing (In-Line and Off-Line), Packing, and Ink Jet operations will be per prices outlined in Schedule D of the Fifth Amendment.

Schedule A - 1

For:	Playboy Special Editions
Trim Size:	8.125” x 10.75”
Frequency:	25x/year
Average Quantity:	135,000
Average Pages:	96 + 4
Finish Type:	Perfect Bound
Paper:	To be furnished by Printer through the end of the Paper Purchasing Period. Paper consumption figures are outlined in the Paper Requirements included in the attached Schedule D of the Fifth Amendment.
Copy:
Publisher to furnish single page film negatives or positives, one piece per color, right reading, emulsion down with corner marks, register marks and page identification and/or digital file acceptable for direct to plate production.

Proofs:	Publisher to furnish final corrected Cromalin, Matchprint or other acceptable proofs to be used as Printer’s color guide.
Plates:	Printer to make the necessary press plates and cylinders for production, all metal to remain the property of Printer.
Presswork:	Printer to print and deliver folded signatures. See the manufacturing prices in Schedule D of the Fifth Amendment for form and color breakdown.
Ink:	Invoicing of ink will be per prices outlined in Schedule D of the Fifth Amendment.
Binding:
Printed signatures will be gathered in proper sequence with Publisher-furnished inserts, perfect bound along the 10.75” way and trimmed to size. A dummy of any furnished insert must be submitted to Printer for approval prior to manufacture.

Mailing/ Packing:	Ink Jet, Mailing, and Packing instructions vary. Invoicing of Mailing (In-Line and Off-Line), Packing, and Ink Jet operations will be per prices outlined in Schedule D of the Fifth Amendment.

Schedule A - 2

For:	Playboy Premiums
Trim Size:	8” x 10.75”
Frequency:	4x/year
Average Quantity:	70,000 – 500,000
Average Pages:	32 + 4
Finish Type:	Saddle Stitch
Paper:	To be furnished by Printer through the end of the Paper Purchasing Period. Paper consumption figures are outlined in the Paper Requirements included in the attached Schedule D of the Fifth Amendment.
Copy:
Publisher to furnish single page film negatives or positives, one piece per color, right reading, emulsion down with corner marks, register marks and page identification and/or digital file acceptable for direct to plate production.

Proofs:	Publisher to furnish final corrected Cromalin, Matchprint or other acceptable proofs to be used as Printer’s color guide.
Plates:	Printer to make the necessary press plates and cylinders for production, all metal to remain the property of Printer.
Presswork:	Printer to print and deliver folded signatures. See the manufacturing prices in Schedule D of the Fifth Amendment for form and color breakdown.
Ink:	Invoicing of ink will be per prices outlined in Schedule D of the Fifth Amendment.
Binding:
Printed signatures will be gathered in proper sequence with Publisher-furnished inserts, perfect bound along the 10.75” way and trimmed to size. A dummy of any furnished insert must be submitted to Printer for approval prior to manufacture.

Mailing/ Packing:	Ink Jet, Mailing, and Packing instructions vary. Invoicing of Mailing (In-Line and Off-Line), Packing, and Ink Jet operations will be per prices outlined in Schedule D of the Fifth Amendment.

Schedule A - 3

For:	Playboy Calendars: Wall Calendar
Trim Size:	8.25” x 12.75”
Frequency:	1x/year
Average Quantity:	150,000
Average Pages:	12 + 2
Finish Type:	Spiral bound (outside vendor). Shipped back to Quad to go into Newsstand pool.
Paper:	To be furnished by Printer through the end of the Paper Purchasing Period. Paper consumption figures are outlined in the Paper Requirements included in the attached Schedule D of the Fifth Amendment.
Copy:
Publisher to furnish single page film negatives or positives, one piece per color, right reading, emulsion down with corner marks, register marks and page identification and/or digital file acceptable for direct to plate production.

Proofs:	Publisher to furnish final corrected Cromalin, Matchprint or other acceptable proofs to be used as Printer’s color guide.
Plates:	Printer to make the necessary press plates and cylinders for production, all metal to remain the property of Printer.
Presswork:	Printer to print and deliver folded signatures. See the manufacturing prices in Schedule D of the Fifth Amendment for form and color breakdown.
Ink:	Invoicing of ink will be per prices outlined in Schedule D of the Fifth Amendment.
Binding:
Printed signatures will be gathered in proper sequence with Publisher-furnished inserts, perfect bound along the 12.75” way and trimmed to size. A dummy of any furnished insert must be submitted to Printer for approval prior to manufacture.

Mailing/ Packing:	Ink Jet, Mailing, and Packing instructions vary. Invoicing of Mailing (In-Line and Off-Line), Packing, and Ink Jet operations will be per prices outlined in Schedule D of the Fifth Amendment.

Schedule A - 4

For:	Playboy Calendars: Hottest Nudes
Trim Size:	8.25” x 12”
Frequency:	1x/year
Average Quantity:	100,000
Average Pages:	28
Finish Type:	Saddle Stitch
Paper:	To be furnished by Printer through the end of the Paper Purchasing Period. Paper consumption figures are outlined in the Paper Requirements included in the attached Schedule D of the Fifth Amendment.
Copy:
Publisher to furnish single page film negatives or positives, one piece per color, right reading, emulsion down with corner marks, register marks and page identification and/or digital file acceptable for direct to plate production.

Proofs:	Publisher to furnish final corrected Cromalin, Matchprint or other acceptable proofs to be used as Printer’s color guide.
Plates:	Printer to make the necessary press plates and cylinders for production, all metal to remain the property of Printer.
Presswork:	Printer to print and deliver folded signatures. See the manufacturing prices in Schedule D of the Fifth Amendment for form and color breakdown.
Ink:	Invoicing of ink will be per prices outlined in Schedule D of the Fifth Amendment.
Binding:
Printed signatures will be gathered in proper sequence with Publisher-furnished inserts, perfect bound along the 12.75” way and trimmed to size. A dummy of any furnished insert must be submitted to Printer for approval prior to manufacture.

Mailing/ Packing:	Ink Jet, Mailing, and Packing instructions vary. Invoicing of Mailing (In-Line and Off-Line), Packing, and Ink Jet operations will be per prices outlined in Schedule D of the Fifth Amendment.

Schedule A - 5

SCHEDULE B
UPDATED PRICING

Additional Work Pricing

(See attached)

Schedule B - 1

QuadGraphics

Mr. John McDonald
Playboy Enterprises Inc.
680 N. Lake Shore Drive
Chicago, IL 60611

Estimate# P0-01034; Spec #’s 250142 and 256286	March 3, 2010

Playboy Blowins 2010

Page Count:	2

Trim Size:	5.625”x3.9375”
5.875”x4.125”
5”x7”

Paper:	36” Quad Supplied 79# Uncoated #7
37” Quad Supplied 79# Uncoated #7
38” Quad Supplied 79# Uncoated #7

Title to the unconsumed portion of the required amounts of Customer-furnished paper, as previously set forth, passes to Quad/Graphics upon completion of print production. We reserve the right to adjust paper requirements if the print order, trim size, number of version changes, or any other specification change that would affect the amount of paper required.

Quad/Graphics will be responsible for excess paper consumption, except for excess consumption of foreign, seconds or odd lot paper stocks.

Title and risk of loss to mill overruns shipped to Quad/Graphics shall remain with Playboy Enterprises Inc. Quad/Graphics may be interested in purchasing such mill overruns at fair market value once the Work has completed production. Paper tonnage received more than 30 days prior to scheduled press date will be subject to a minimum charge of *****.

Customer-owned paper in excess of the required amounts (not including any under consumption retained by Quad/Graphics) that remains at Quad/Graphics 30 days from scheduled Work completion date will be subject to a minimum storage charge of *****.

Paper is subject to availability at the time of order and is quoted herein at the current market price. The final price will be that which prevails at the time of shipment from the mill. Quoted price does not include LTL charges of 25% (5,000-9,999#'s) and 15% (10,000-39,999#'s).

Page 2	PLAYBOY ENTERPRISES, INC.	March 3, 2010

Preparatory:
Imaging pricing can be found on a separate Preparatory Estimate, created by your Quad/Imaging Sales Representative. If Quad/Graphics will not be providing imaging services, then Playboy Enterprises Inc. will supply final plate ready files and composite digital color proofs for computer to plate. Files and proofs are to be created per the specifications outlined in the document "DIRECT DIGITAL OUTPUT SPECIFICATIONS FOR OFFSET AND GRAVURE PRINTING", which may be found at:  <http://www.qg.com/prodserv/imaging/pdf/digital output specs.pdf>, or provided by your Quad/Graphics Sales Representative. Quad/Graphics will produce a set of final digital blue line proofs for client verification and approval. Test files should also be submitted well in advance of live production, to your designated Quad/Graphics Customer Service Representative. The manufacturing cost quoted herein is based upon supplied plate ready digital files and color proofs; you may be subject to additional charges if files and proofs are not submitted in accordance with the foregoing specifications or should you not submit test files.

Presswork:	Insert pages to be printed via heat set web offset press, in 4/1 C process throughout.

Location:	Quad/Graphics Facility in West Allis or Hartford, WI.

Ink:
Based on medium coverage. Ink is subject to customer sample and is based on current market cost of supplied component materials. Should these costs change, you will be notified of its affect on quoted manufacturing prices.

Finishing:	Printed inserts will be trimmed to size.

Mail/Packaging:	Blow ins will be skid packed and bulk shipped to Lomira for insertion into the Playboy host book.

Pricing:

Trim:5.625" x3.9375"	CPM
Paper and Manufacturing for 3.5mm – 4.5mm copies monthly	*****
Paper and Manufacturing for 4.5mm – 5.5mm copies monthly	*****
Paper and Manufacturing for 6.5mm + copies monthly	*****
Paper and Manufacturing for 12,000,000 copies quarterly	*****

Trim:5.875" x4.125"	CPM
Paper and Manufacturing for 3.5mm – 4.5mm copies monthly	*****
Paper and Manufacturing for 4.5mm – 5.5mm copies monthly	*****
Paper and Manufacturing for 6.5mm + copies monthly	*****
Paper and Manufacturing for 12,000,000 copies quarterly	*****

Trim:5" x7"	CPM
Paper and Manufacturing for 3.5mm – 4.5mm copies monthly	*****
Paper and Manufacturing for 4.5mm – 5.5mm copies monthly	*****
Paper and Manufacturing for 6.5mm + copies monthly	*****
Paper and Manufacturing for 12,000,000 copies quarterly	*****

Page 3	PLAYBOY ENTERPRISES, INC.	March 3, 2010

Pricing is guaranteed through December 31, 2010 and includes:
-	Manufacturing
-	Paper
-	Freight to Lomira, WI
-	4 plate changes per magazine issue
-	Processing plate ready page files

Schedule:

Schedule for PLAYBOY - QD - PLA536

ISSUE NAME	Mar-10	Apr-10	May-10	Jun-10
JOB NUMBER	B0008NCO	B008NDO	B008NEO	B008NFO
TIME ZONE
BATCH/FORM #
Page Files Due at Quad	01/04/10(Mon)	02/01/10(Mon)	03/05/19(Fri)	04/01/10(Thu)
Proofs Due Out to Customer	01/05/10(Tue)	02/02/10(Tue)	03/08/10(Mon)	04/02/10(Fri)
Proofs Due Back at Quad	01/06/10(Wed)	02/03/10(Wed)	03/09/10(Tue)	04/05/10(Mon)
Final Approval	01/06/10(Wed)	02/04/10(Thu)	03/10/10(Wed)	04/06/10(Tue)
Plate Ready Files due at Quad	01/07/10(Thu)	02/06/10(Sat)	03/11/10(Thu)	04/07/10(Wed)
PRESS	CARDS	CARDS	CARDS	CARDS
Print Order Due	01/04/10(Mon)	02/09/10(Tue)	03/08/10(Mon)	04/01/10(Thu)
Pages Custom 2 x 4	2	2
Pages 2 x 4			2	2
Press Start	01/08/10(Fri)	02/11/10(Thu)	03/16/10(Tue)	04/08/10(Thu)
ASSEMBLY
Assemble With	B0-00D8	B0-00D9	B0-00DA	B0-00DC
Quantity	6,500,000	6,500,000	6,500,000	6,600,000
BULK
Start Ship Date		02/15/10 (Mon)
Due at Destination		02/19/10 (Fri)
Destination		WINSTON SALEM, NC
Quantity		25,000

Page 4	PLAYBOY ENTERPRISES, INC.	March 3, 2010

Schedule for PLAYBOY - QD - PLA536

ISSUE NAME	Jul-10	Aug-10	Sep-10	Oct-10
JOB NUMBER	B008NH0	B00E340	B008NJ0	B008NK0
TIME ZONE
BATCH/FORM #
Page Files Due at Quad	05/07/10(Fri)	06/04/10(Fri)	06/30/10(Wed)	08/03/10(Tue)
Proofs Due Out to Customer	05/10/10(Mon)	06/07/10(Mon)	07/01/10(Thu)	08/04/10(Wed)
Proofs Due Back at Quad	05/11/10(Tue)	06/08/10(Tue)	07/06/10(Tue)	08/05/10(Thu)
Final Approval	05/12/10(Wed)	06/09/10(Wed)	07/07/10(Wed)	08/06/10(Fri)
Plate Ready Files due at Quad	05/13/10(Thu)	06/10/10(Thu)	07/08/10(Thu)	08/09/10(Mon)
PRESS	CARDS	CARDS	CARDS	CARDS
Print Order Due	05/07/10(Fri)	06/04/10(Fri)	07/02/10(Fri)	08/03/10(Tue)
Pages Custom 2 x 4
Pages 2 x 4	2	2	2	2
Press Start	05/14/10(Fri)	06/11/10(Fri)	07/09/10(Fri)	08/10/10(Tue)
ASSEMBLY
Assemble With	B0-00DD	B00DPJ0	B0-00DF	B0-00DH
Quantity	6,500,000	6,500,000	6,500,000	6,500,000
BULK
Start Ship Date
Due at Destination
Destination
Quantity

Page 5	PLAYBOY ENTERPRISES, INC.	March 3, 2010

Schedule for PLAYBOY - QD - PLA536

ISSUE NAME	Nov-10	Dec-10	Jan-11
JOB NUMBER	B008NL0	B008NM0	B008NN0
TIME ZONE
BATCH/FORM #
Page Files Due at Quad	08/30/10(Mon)	10/05/10(Tue)	11/09/10(Tue)
Proofs Due Out to Customer	08/31/10(Tue)	10/06/10(Wed)	11/10/10(Wed)
Proofs Due Back at Quad	09/01/10(Wed)	10/07/10(Thu)	11/11/10(Thu)
Final Approval	09/02/10(Thu)	10/08/10(Fri)	11/12/10(Fri)
Plate Ready Files due at Quad	09/03/10(Fri)	10/11/10(Mon)	11/15/10(Mon)
PRESS	CARDS	CARDS	CARDS
Print Order Due	08/30/10(Mon)	10/05/10(Tue)	11/09/10(Tue)
Pages Custom 2 x 4
Pages 2 x 4	2	2	2
Press Start	09/04/10(Sat)	10/12/10(Tue)	11/16/10(Tue)
ASSEMBLY
Assemble With	B0-00DJ	B0-00DK	B0-00DL
Quantity	4,000,000	4,000,000	4,000,000
BULK
Start Ship Date
Due at Destination
Destination
Quantity

ADDITIONAL CHARGES
PROCESS QUARK FILES	*****
PROOFS	*****
CHANGE CODE	*****
PLATE CHANGE	*****
SKID STORAGE (after 30 days)	*****

Shipping:	F.O.B., Quad/Graphics' shipping dock. Freight to be billed at cost separately.
Terms of Payment:	Net 30 days from invoice date, pending approval be Quad/Graphics Inc. Credit Department.

Page 6	PLAYBOY ENTERPRISES, INC.	March 3, 2010

Quad/Graphics reserves the right to revise the terms of this proposal if this proposal is not accepted by you within 90 days. All prices are based on material costs at the time of quotation and are subject to change.

QUAD/GRAPHICS, INC.
TERMS OF SALE

The following terms of sale will govern the sale of all future goods and services of any type we provide to you until both of us agree otherwise in writing.

We promise that the work we do for you will meet the production specifications described in the final Proposal for any such work and the generally accepted quality standards of the commercial printing industry.  We make no other promises or warranties and all other express and implied warranties are disclaimed, including the warranties of merchantability and fitness for a particular purpose.  If you have a claim relating to the work, it must be made in writing within thirty (30) days of delivery of the work.  You promise that any content or materials that we incorporate into the work at your direction are not libelous and do not violate any law or infringe any third party intellectual property rights.

Our liability arising out of any work, whether related to quality, delay or otherwise, whether due to our negligence, breach of contract, or any other claim at law or equity, will not exceed the invoiced price allocable to the specific portion of the work that gives rise to the liability.  We will not be liable for any failure to perform due to an event of force majeure or any event outside of our reasonable control. In no event will we be liable for any special, incidental or consequential damages, including lost sales.

Title and risk of loss to finished and semi-finished work will pass to you upon the earlier of:  (1) our delivery to a carrier or the Postal Service F.O.B. our shipping dock or (2) our delivery into storage.  This is true even if we own the carrier or storage facility.

Prices for the work are in the Proposal.  If the Proposal does not include a price for a particular good or service, you will be charged at our current standard rates. You are responsible for paying all sales and use taxes relating to the work and agree to pay us any such taxes we are legally required to collect from you.

If the Proposal for the work specifies multiple jobs, then we have the exclusive right and obligation to perform all of the work for all of the jobs. If the Proposal is for a certain type of job for a specified time, but it is uncertain how many jobs there will actually be (e.g., a particular catalog title for one year), then we have the exclusive right and obligation to perform all of such work you require during the specified time.

Changes to work specifications, production schedules or these terms must be in writing and signed by both of us.  The final agreed upon Proposal for the work, the payment terms letter issued by our credit department, the final agreed upon production schedule and these terms constitute the entire agreement between you and us for the work.  This agreement supersedes any prior agreements between us relating to the work. Additional or different terms contained in any of your forms (e.g., your purchase order) or correspondence from you will not modify this agreement and are rejected by us.

We and you agree to be bound by these terms of sale effective as of March 3, 2010.

QUAD/GRAPHICS, INC.		Playboy Enterprises, Inc.

/s/ John McDonald
By:	Charles Kerr	By:	John McDonald
Title:	Sales Representative	Title:	Controller, Print/Digital and Licensing

SCHEDULE C
UPDATED PRICING

Pre-Media Work Pricing

•           Pre-media Work identified pursuant to Schedule E of the Fifth Amendment to this Agreement: *****.

•           Annual Volume Adjustments -At the end of each calendar year, Printer will determine the total volume of pages, images and ads for such calendar year and calculate the percentage increase or decrease as compared to the Base Volume (as herein defined). If the annual volume changes +/- 0 - 4.99%, there will be no change to the annual fee; if the annual volume changes +/- 5-9.99%, the change to the annual fee will be +/-2.5%; if the annual volume changes +/-10-14.99%, the change to the annual fee will be +/-5%; if the annual volume changes +/-15-19.99%, the change to the annual fee will be +/-7.5%, and so on. For purposes of this annual volume adjustment, “Base Volume” shall equal 4,364 annual pages, 11,100 annual images, and 360 annual ads, however, should an annual volume change result in a price adjustment in accordance with this paragraph, the annual page, image, and ad volume for such calendar year shall become the new Base
Volume.

•           Pricing will be held firm against increases to Printer’s cost of labor through March 31, 2013. On April 1, 2013 and each subsequent April 1 thereafter, prices may be adjusted as more particularly described in Article 10.05 of the Agreement.

•           The payment terms for Pre-Media Work charges will be in accordance with Article 10.02 of the Agreement.

Schedule C - 1

SCHEDULE D
UPDATED PRICING

Price Schedule and Paper Requirements

(See attached)

Schedule D - 1

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

			Account Nbr:	803
		Price Sched Nbr:		0000273-10
			Effective Date:	06/01/2010
		Pricing Last Modified:		mdmoldenhau
				04/06/2010
				mdmoldenhau
		Paper Last Modified:		04/06/2010

PREP WORK				EACH
HANDLE/PREPARE – per page				*****
PROCESS, INSPECT, PREPARE per page				*****
2x4 PRESSWORK	UNITS	PLATES	MAKE-READY	PER/M
06 PG Gate Cover (8/8) AS 6'S 2-out	8	16	*****	*****
06 PG Gate Cover (7/7) AS 6'S 2-out	7	14	*****	*****
06 PG Gate Cover (6/6) AS 6'S 2-out	6	12	*****	*****
06 PG Gate Cover (5/5) AS 6'S 2-out	5	10	*****	*****
06 PG Gate Cover (4/4) AS 6'S 2-out	4	8	*****	*****
04 PG Cover (8/8) AS 4'S - Flat 4-out	8	16	*****	*****
04 PG Cover (7/7) AS 4'S - Flat 4-out	7	14	*****	*****
04 PG Cover (8/8) AS 4'S - Flat 4-out	6	12	*****	*****
04 PG Cover (5/5) AS 4'S - Flat 4-out	5	10	*****	*****
04 PG Cover (4/4) AS 4'S - Flat 4-out	4	8	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out	10	20	*****	*****
32 PG Body (5/5+5/5) AS 16'S 1-out	10	20	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out	9	18	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out	9	18	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out	8	16	*****	*****
32 PG Body (4/4+4/4) AS 16'S 1-out	8	16	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out	6	12	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out	6	12	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out	5	10	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out	5	10	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out	4	8	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out	4	8	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out	2	4	*****	*****
32 PG Body (1/1+1/1)AS 16'S 1-out	2	4	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out	10	20	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out	10	20	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out	9	18	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out	9	18	*****	*****
16 PG Body (5/5) AS 8'S 1-out	5	10	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out	8	16	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out	8	16	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out	6	12	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out	6	12	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out	5	10	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out	5	10	*****	*****
16 PG Body (4/4) AS 8'S 1-out	4	8	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out	4	8	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out	4	8	*****	*****
16 PG Body (2/2) AS 8'S 1-out	2	4	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out	2	4	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 1 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
06/01/2010
Pricing Last Modified:	mdmoldenhau
Effective Date:	04/06/2010
mdmoldenhau
Paper Last Modified	04/06/2010

2x4 PRESSWORK - CONTINUED	UNITS	PLATES	MAKE-READY	PER/M
16 PG Body (1/1+1/1) AS 16'S 2-out	2	4	*****	*****
16 PG Body (1/1) AS 8'S 1-out	1	2	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	10	20	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	9	18	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	8	16	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	6	12	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	5	10	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	4	8	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	2	4	*****	*****
08 PG Gate Body (5/5) AS 8'S 2-out	5	10	*****	*****
08 PG Gate Body (4/4) AS 8'S 2-out	4	8	*****	*****
08 PG Body (8/8) AS 8'S 2-out	8	16	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out	10	20	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out	9	18	*****	*****
08 PG Body (5/5) AS 8'S 2-out	5	10	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out	8	16	*****	*****
08 PG Body (4/4+4/4) AS 4'S 4-out	8	16	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out	6	12	*****	*****
08 PG Body (4/4+1/1) AS B'S 4-out	5	10	*****	*****
08 PG Body (4/4) AS 8'S 2-out	4	8	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out	4	8	*****	*****
08 PG Body (2/2) AS 8'S 2-out	2	4	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out	2	4	*****	*****
08 PG Body (1/1) AS 8'S 2-out	1	2	*****	*****
06 PG Gate Body (5/5) AS 6'S 2-out	5	10	*****	*****
06 PG Gate Body (4/4) AS 6'S 2-out	4	8	*****	*****
06 PG Body (4/4+4/4) AS 6'S 4-out	8	16	*****	*****
04 PG Gate Body (5/5) AS 4'S 4-out	5	10	*****	*****
04 PG Gate Body (4/4) AS 4'S 4-out	4	8	*****	*****
04 PG Gate Body (2/2) AS 4'S 4-out	2	4	*****	*****
04 PG Gate Body (1/1) AS 4'S 4-out	1	2	*****	*****
04 PG Body (6/6) AS 4'S 4-out	6	12	*****	*****
04 PG Body (5/5) AS 4'S 4-out	5	10	*****	*****
04 PG Body (4/4) AS 4'S 4-out	4	8	*****	*****
04 PG Body (2/2) AS 4'S 4-out	2	4	*****	*****
04 PG Body (1/1) AS 4'S 4-out	1	2	*****	*****
02 PG Body (7/7) AS 2'S 8-out	7	14	*****	*****
02 PG Body (6/6) AS 2'S 8-out	6	12	*****	*****
02 PG Body (5/5) AS 2'S 8-out	5	10	*****	*****
02 PG Body (4/4) AS 2'S 8-out	4	8	*****	*****
02 PG Body (2/2) AS 2'S 8-out	2	4	*****	*****
02 PG Body (1/1) AS 2'S 8-out	1	2	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 2 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
06/01/2010
Pricing Last Modified:	mdmoldenhau
Effective Date:	04/06/2010
mdmoldenhau
Paper Last Modified	04/06/2010

2x4 PRESSWORK MISC. SERVICE	MAKE-READY	PER/M
VERSION PLATE & MKR CHANGE per plate	*****	*****
VERSION PLATE PRESS STOP per stop, per web	*****	*****
REPLACEMENT PLATE & MKR CHANGE per plate	*****	*****
FLOOD UV COAT – 4 PG	*****	*****
FLOOD UV COAT - 6PG	*****	*****
EDGESLITTING (1 WEB)	*****	*****
EDGESLITTING (2ND WEB)	*****	*****
RUB-OFF	*****	*****
VERTICAL PERFING	*****	*****
CREDIT FOR PLATE NOT USED per plate	*****	*****
HOLDING TIME per hour	*****	*****
Additional costs to produce 2 page ad inserts (regionals): *****
Replacement Plates billed as required. Plates guaranteed for 1,500,000 Impressions
2x6 PRESSWORK	UNITS	PLATES	MAKE-READY	PER/M
48 PG Body (4/4+4/4) AS 24'S 1-out	8	16	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	8	16	*****	*****
48 PG Body (4/4+4/4) AS 12'S 1-out	8	16	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	8	16	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	8	16	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	8	16	*****	*****
24 PG Body (4/4+4/4) AS 12's 2-out	8	16	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	8	16	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	8	16	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	8	16	*****	*****
2x6 PRESSWORK MISC. SERVICE	MAKE-READY	PER/M
VERSION PLATE & MKR CHANGE per plate	*****	*****
VERSION PLATE PRESS STOP per stop, per web	*****	*****
REPLACEMENT PLATE & MKR CHANGE per plate	*****	*****
HOLDING TIME per hour	*****	*****
Replacement Rates billed as required. Plates guaranteed for 1,500,000 impressions
GRAVURE PRESSWORK - JAW	UNITS	CYLINDERS	MAKE-READY	PER/M
96 PG Body (5/5) AS 32'S 1-out	10	10	*****	*****
96 PG Body (5/5) AS 16'S 1-out	10	10	*****	*****
96 PG Body (4/4) AS 32'S 1-out	8	8	*****	*****
96 PG Body (4/4) AS 16'S 1-out	8	8	*****	*****
84 PG Body (5/5) AS 28'S 1-out	10	10	*****	*****
84 PG Body (4/4) AS 28'S 1-out	8	8	*****	*****
72 PG Body (5/5) AS 24'S 1-out	10	10	*****	*****
72 PG Body (5/5) AS 12'S 1-out	10	10	*****	*****
72 PG Body (4/4) AS 24'S 1-out	8	8	*****	*****
72 PG Body (4/4) AS 12'S 1-out	8	8	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 3 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
06/01/2010
Pricing Last Modified:	mdmoldenhau
Effective Date:	04/06/2010
mdmoldenhau
Paper Last Modified	04/06/2010

GRAVURE PRESSWORK - JAW	UNITS	CYLINDERS	MAKE-READY	PER/M
64 PG Body (5/5) AS 32'S 1-out	10	10	*****	*****
64 PG Body (4/4) AS 32'S 1-out	8	8	*****	*****
60 PG Body (5/5) AS 20'S 1-out	10	10	*****	*****
60 PG Body (4/4) AS 20'S 1-out	8	8	*****	*****
56 PG Body (5/5) AS 28'S 1-out	10	10	*****	*****
56 PG Body (4/4) AS 28'S 1-out	8	8	*****	*****
48 PG Body (5/5) AS 24'S 1-out	10	10	*****	*****
48 PG Body (5/5) AS 16'S 2-out	10	10	*****	*****
48 PG Body (4/4) AS 24'S 1-out	8	8	*****	*****
48 PG Body (4/4) AS 16'S 2-out	8	8	*****	*****
40 PG Body (5/5) AS 20'S 1-out	10	10	*****	*****
40 PG Body (4/4) AS 20'S 1-out	8	8	*****	*****
36 PG Body (5/5) AS 36'S 2-out	10	10	*****	*****
36 PG Body (4/4) AS 36'S 2-out	8	8	*****	*****
32 PG Body (5/5) AS 32'S 2-out	10	10	*****	*****
32 PG Body (4/4) AS 32'S 2-out	8	8	*****	*****
28 PG Body (5/5) AS 28'S 2-out	10	10	*****	*****
28 PG Body (4/4) AS 28'S 2-out	8	8	*****	*****
24 PG Body (5/5) AS 24'S 2-out	10	10	*****	*****
24 PG Body (4/4) AS 24'S 2-out	8	8	*****	*****
20 PG Body (5/5) AS 20'S 2-out	10	10	*****	*****
20 PG Body (4/4) AS 20'S 2-out	8	8	*****	*****
16 PG Body (5/5) AS 16'S 4-out	10	10	*****	*****
16 PG Body (4/4) AS 16'S 4-out	8	8	*****	*****
12 PG Body (5/5) AS 12'S 4-out	10	10	*****	*****
12 PG Body (4/4) AS 12'S 4-out	8	8	*****	*****
GRAVURE PRESSWORK MISC. SERVICE - JAW			MAKE-READY	PER/M
VERSION CYLINDER & MKR CHANGE per cylinder			*****	*****
HOLDING TIME per hour			*****	*****
CYLINDER STORAGE, UP TO 1 MNTH per cylinder, per month			*****	*****
CYLINDER STORAGE, ADD'L MONTHS per cylinder, per month			*****	*****
4-AROUND CYLINDER COST per cylinder			*****	*****
6-AROUND CYLINDER COST per cylinder			*****	*****
ADDITIONAL PROOFS per side			*****	*****
When printing on calendared, machine finish, or newsprint stock, additional paper spoilage required is 2 percent
INK PRICES, PER PAGE Trim Size: 8 X 10 3/4				PER/M
1/COLOR BLACK, MEDIUM (COVER)				*****
2/COLOR BLACK/PMS, MEDIUM (COVER)				*****
2/COLOR BLACK/PROCESS, MEDIUM (COVER)				*****
3/COLOR BLACK/PROCESS, MEDIUM (COVER)				*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 4 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
06/01/2010
Pricing Last Modified:	mdmoldenhau
Effective Date:	04/06/2010
mdmoldenhau
Paper Last Modified	04/06/2010

INK PRICES, PER PAGE Trim Size: 8 X 10 3/4		PER/M
4/COLOR PROCESS, MEDIUM (COVER)		*****
5/COLOR WITH PMS, MEDIUM (COVER)		*****
6/COLOR WITH PMS, MEDIUM (COVER)		*****
7/COLOR WITH PMS, MEDIUM (COVER)		*****
8/COLOR WITH PMS, MEDIUM (COVER)		*****
METALLIC, MEDIUM (COVER)		*****
VARNISH (COVER)		*****
1/COLOR BLACK, MEDIUM (BODY)		*****
1/COLOR BLACK, MEDIUM (GRAVURE)		*****
2/COLOR BLACK/PROCESS, MEDIUM (BODY)		*****
2/COLOR BLACK/PROCESS, MEDIUM (GRAVURE)		*****
3/COLOR BLACK/PROCESS, MEDIUM (BODY)		*****
3/COLOR BLACK/PROCESS, MEDIUM (GRAVURE)		*****
4/COLOR PROCESS, MEDIUM (BODY)		*****
4/COLOR PROCESS, MEDIUM (GRAVURE)		*****
5/COLOR WITH PMS, MEDIUM (BODY)		*****
6/COLOR WITH PMS, MEDIUM (BODY)		*****
7/COLOR WITH PMS, MEDIUM (BODY)		*****
8/COLOR WITH PMS, MEDIUM (BODY)		*****
METALLIC. MEDIUM (BODY)		*****
VARNISH (BODY)		*****
PMS Ink (Gravure) will be invoiced at ***** Flourescent inks (gravure & offset) will be invoiced at *****
PERFECT BINDER	MAKE-READY	PER/M
12 Pocket	*****	*****
13 Pocket	*****	*****
14 Pocket	*****	*****
15 Pocket	*****	*****
16 Pocket	*****	*****
17 Pocket	*****	*****
18 Pocket	*****	*****
19 Pocket	*****	*****
20 Pocket	*****	*****
21 Pocket	*****	*****
22 Pocket	*****	*****
23 Pocket	*****	*****
24 Pocket	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 5 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
06/01/2010
Pricing Last Modified:	mdmoldenhau
Effective Date:	04/06/2010
mdmoldenhau
Paper Last Modified	04/06/2010

PERFECT BINDER - continued	MAKE-READY	PER/M
25 Pocket	*****	*****
26 Pocket	*****	*****
27 Pocket	*****	*****
28 Pocket	*****	*****
29 Pocket	*****	*****
30 Pocket	*****	*****
31 Pocket	*****	*****
32 Pocket	*****	*****
33 Pocket	*****	*****
34 Pocket	*****	*****
35 Pocket	*****	*****
36 Pocket	*****	*****
37 Pocket	*****	*****
38 Pocket	*****	*****
39 Pocket	*****	*****
40 Pocket	*****	*****
41 Pocket	*****	*****
42 Pocket	*****	*****
43 Pocket	*****	*****
44 Pocket	*****	*****
PERFECT BIND FINISHING SERVICE	MAKE-READY	PER/M
POCKET CHANGE per pocket	*****	*****
DEMO BINDING (COMMON)	*****	*****
DEMO COVER - 2 DECKS	*****	*****
DEMO COVER - 3 DECKS	*****	*****
DEMO COVER - 4 DECKS	*****	*****
LABEL AIRE (<= 2")	*****	*****
REVERSE DISK FEED PKT	*****	*****
HOLDING TIME per hour	*****	*****
HANDWORK per hour	*****	*****
BINDER STOP per each	*****	*****
Minimum quantity per bind run is 5,000 copies.
Quoted slowdowns apply to run rates of all active operations on the finishing line.
Standard Blow-in Cards refer to 4" x 6" on 7 pt. stock.
Premiums may apply when placing 2 - 8 page sigs first or last down on the binder.
Each Back to Bind requires an additional 2,000 spoilage copies to re-makeready the binder.
Bind-In/Blow-Ins Invoiced as a pocket

POLYWRAP	MAKE-READY	PER/M
POLYWRAP BASE BOOK	*****	*****
SITMA POCKET CHANGE per each	*****	*****
POLYWRAP ONSERT	*****	*****
LABEL AIRE (<= 2")	*****	*****
PICK-N-PLACE POCKET	*****	*****
DEMOGRAPHIC ONSERTING	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 6 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
06/01/2010
Pricing Last Modified:	mdmoldenhau
Effective Date:	04/06/2010
mdmoldenhau
Paper Last Modified	04/06/2010

WRAPPING	MAKE-READY	PER/M
MAIL W/PRE-ADDRSSD CMPNT	*****	*****
Polywrapping pricing above is for offline polywrapping only.
Additional colors and versions on poly film invoiced at *****.
"Pick-n-Place" pricing includes slowdown on poly wrapper.
"Mail with Pre-addressed" charge includes slowdown cost on poly wrapper.
In-line polywrap and mailing with black slima plastic . . . Rates include 5-1-08 Increase.

12 pockets @ ***** . . . 13 pockets @ ***** . . . 14 pockets @ ***** . . . 15 pockets @ *****
16 pockets @ ***** . . . 17 pockets @ ***** . . . 18 pockets @ ***** . . . 19 pockets @ *****
20 pockets @ ***** . . . 21 pockets @ ***** . . . 22 pockets @ ***** . . . 23 pockets @ *****
24 pockets @ ***** . . . 25 pockets @ ***** . . . 26 pockets @ ***** . . . 27 pockets @ *****
28 pockets @ ***** . . . 29 pockets @ ***** . . . 30 pockets @ ***** . . . 31 pockets @ *****
32 pockets @ ***** . . . 33 pockets @ ***** . . . 34 pockets @ ***** . . . 35 pockets @ *****
36 pockets @ ***** . . . 37 pockets @ ***** . . . 38 pockets @ ***** . . . 39 pockets @ *****
40 pockets @ ***** . . . 41 pockets @ ***** . . . 42 pockets @ ***** . . . 43 pockets @ *****
44 pockets @ ***** . . .
OFFLINE	MAKE-READY	PER/M
HAND INSERT INTO FURNISHED ENV	*****	*****
HAND INSERT INTO QUAD SUPP ENV	*****	*****
HANDWORK per hour	*****	*****
FLAT CUTTING	*****	*****
TEAR SHEETS per hour	*****	*****
Offline processes for less than 5,000 pieces will be invoiced on a per piece basis without regard to published rates on this price schedule.
MAILING	MAKE-READY	PER/M
INKJET (1 STD POS-80 DPI)	*****	*****
PORT. 80 DPI 1-5 UNITS	*****	*****
CODE/MESS 120DPI 2"	*****	*****
CODE ONLY INKJET 80 DPI	*****	*****
MAILING LIST CHANGE per each	*****	*****
OFFLINE PAPER LABEL	*****	*****
lnkjetting pricing is for inline on Binder/polywrapper. Portable unit pricing is for inkjetting "out of pocket" and is an upcharge to the standard unit cost. *****
NEWSSTAND	MAKE-READY	PER/M
DISTRIBUTION COMMON BUNDLES	*****	*****
DISTRIBUTION LABEL PREP	*****	*****
ONSERT NEWSSTAND LETTER per each	*****	*****
STORAGE & HANDLING	EACH	PER/M
HANDLE FURNISHED SKIDS per skid	*****	*****
PACKING		EACH
STD CARTONS (30#) per carton		*****
SKIDS WITH WRAP (2000#) per skid		*****
SKIDS WITH SLEEVES (2000#) per skid		*****
SKIDS (CARTONS ON SKIDS) per skid		*****
Bulk Carton packing pricing includes attaching shipping label.

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 7 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

	Account Nbr:	803
	Price Sched Nbr:	0000273-10
	Effective Date:	06/01/2010
	Pricing Last Modified:	mdmoldenhau
04/06/2010
mdmoldenhau
	Paper Last Modified	04/06/2010
PAPER HANDLING		EACH
CUST PAPER INV/ACCTG/HANDLING per cwt		*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 8 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4		BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Cover - 2x4 PRESSWORK
06 PG Gate Cover (8/8) AS 6'S 2-out		80.00000	23.87500	22.75000	*****	*****
06 PG Gate Cover (7/7) AS 6'S 2-out		80.00000	23.87500	22.75000	*****	*****
06 PG Gate Cover (6/6) AS 6'S 2-out		80.00000	23.87500	22.75000	*****	*****
06 PG Gate Cover (5/5) AS 6'S 2-out		80.00000	23.87500	22.75000	*****	*****
06 PG Gate Cover (4/4) AS 6'S 2-out		80.00000	23.87500	22.75000	*****	*****
VERSION PLATE PRESS STOP per stop, per web		80.00000	23.87500	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		80.00000	23.87500	22.75000	*****	*****
Cover - 2x4 PRESSWORK
04 PG Cover (8/8) AS 4'S - Flat 4-out		100.0000	33.25000	22.75000	*****	*****
04 PG Cover (7/7) AS 4'S - Flat 4-out		100.0000	33.25000	22.75000	*****	*****
04 PG Cover (6/6) AS 4'S - Flat 4-out		100.0000	33.25000	22.75000	*****	*****
04 PG Cover (5/5) AS 4'S - Flat 4-out		100.0000	33.25000	22.75000	*****	*****
04 PG Cover (4/4) AS 4'S - Fiat 4-out		100.0000	33.25000	22.75000	*****	*****
VERSION PLATE PRESS STOP per stop, per web		100.0000	33.25000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		100.0000	33.25000	22.75000	*****	*****
Body - 2x4 PRESSWORK
32 PG Body (5/5+5/5) AS 16'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 16'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 16'S 1-out		38.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 16'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
16 PG Body (1/l) AS 8'S 1-out		38.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 9 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4		BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 1	38.00000	33.00000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 2	38.00000	16.50000	22.75000	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (8/8) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1) AS 8'S 2-out		38.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		38.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		38.00000	16.50000	22.75000	*****	*****
Body - 2x4 PRESSWORK
32 PG Body (5/5+5/5) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 18'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 16'S 1-out		40.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 16'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1) AS 8'S 1-out		40.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 10 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4		BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2 out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 1	40.00000	33.00000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 2	40.00000	16.50000	22.75000	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 4'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (8/8) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1) AS 8'S 2-out		40.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		40.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		40.00000	16.50000	22.75000	*****	*****
Body - 2x4 PRESSWORK - continued
32 PG Body (5/5+5/5) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 16'S 1-out		50.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out		50.00000	33.00000	22.75009	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 16'S 2-out		50.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 11 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4		BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
16 PG Body (1/1+1/1) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1) AS 8'S 1-out		50.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out	Web 2	50.03000	16.50000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 1	50.00000	33.00000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out	Web 2	50.00000	16.50000	22.75000	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 4'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (8/8) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1) AS 8'S 2-out		50.00000	33.00000	22.75000	*****	*****
04 PG Body (6/6) AS 4'S 4-out		50.00000	33.00000	22.75000	*****	*****
04 PG Body (5/5) AS 4'S 4-out		50.00000	33.00000	22.75000	*****	*****
04 PG Body (4/4) AS 4'S 4-out		50.00000	33.00000	22.75000	*****	*****
04 PG Body (2/2) AS 4'S 4-out		50.00000	33.00000	22.75000	*****	*****
04 PG Body (1/1) AS 4'S 4-out		50.00000	33.00000	22.75000	*****	*****
02 PG Body (7/7) AS 2'S 8-out		50.00000	33.00000	22.75000	*****	*****
02 PG Body (6/6) AS 2'S 8-out		50.00000	33.00000	22.75000	*****	*****
02 PG Body (5/5) AS 2'S 8-out		50.00000	33.00000	22.75000	*****	*****
02 PG Body (4/4) AS 2'S 8-out		50.00000	33.00000	22.75000	*****	*****
02 PG Body (2/2) AS 2'S 8-out		50.00000	33.00000	22.75000	*****	*****
02 PG Body (1/1) AS 2'S 8-out		50.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		50.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate		50.00000	16.50000	22.75000	*****	*****
Body - 2x4 PRESSWORK
32 PG Body (5/5+5/5) AS 16'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+5/5) AS 8'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 16'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (5/5+4/4) AS 8'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 16'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+4/4) AS 8'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 16'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+2/2) AS 8'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 16'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (4/4+1/1) AS 8'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 16'S 1-out		60.00000	33.00000	22.75000	*****	*****
32 PG Body (2/2+2/2) AS 8'S 1-out		60.00000	33.00000	22.75000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 12 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
32 PG Body (1/1+1/1) AS 16'S 1-out	60.00000	33.00000	22.75000	*****	*****
32 PG Body (1/1+1/1) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+5/5) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5+4/4) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+2/2) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4+1/1) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (5/5) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2+2/2) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (4/4) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 16'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1+1/1) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (2/2) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
16 PG Body (1/1) AS 8'S 1-out	60.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+5/5) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (5/5+4/4) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+2/2) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (4/4+1/1) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out Web 1	60.00000	33.00000	22.75000	*****	*****
12 PG Body (1/1+1/1) AS 12'S 2-out Web 2	60.00000	16.50000	22.75000	*****	*****
08 PG Body (5/5+5/5) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5+4/4) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (8/8) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+2/2) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4+1/1) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (5/5) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
08 PG Gate Body (5/5) AS 8'S 2-out	60.00000	31.25000	22.75000	*****	*****
08 PG Body (2/2+2/2) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (4/4) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
08 PG Gate Body (4/4) AS 8'S 2-out	60.00000	30.50000	22.75000	*****	*****
08 PG Body (1/1+1/1) AS 8'S 4-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (2/2) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
08 PG Body (1/1) AS 8'S 2-out	60.00000	33.00000	22.75000	*****	*****
06 PG Body (4/4+4/4) AS 6'S 4-out	60.00000	19.00000	22.75000	*****	*****
06 PG Gate Body (5/5) AS 6'S 2-out	60.00000	22.43750	22.75000	*****	*****
06 PG Gate Body (4/4) AS 6'S 2-out	60.00000	22.43750	22.75000	*****	*****
04 PG Body (6/6) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Body (5/5) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (5/5) AS 4'S 4-out	60.00000	30.75000	22.75000	*****	*****
04 PG Body (4/4) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (4/4) AS 4'S 4-out	60.00000	30.75000	22.75000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 13 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x4 PRESSWORK - continued
04 PG Body (2/2) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (2/2) AS 4'S 4-out	60.00000	30.75000	22.75000	*****	*****
04 PG Body (1/1) AS 4'S 4-out	60.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (1/1) AS 4'S 4-out	60.00000	29.00000	22.75000	*****	*****
02 PG Body (7/7) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (6/6) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (5/5) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (4/4) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (2/2) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
02 PG Body (1/1) AS 2'S 8-out	60.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	31.25000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	30.75000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	30.50000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	29.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	22.43750	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	19.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	16.50000	22.75000	*****	*****
Body - 2x4 PRESSWORK
16 PG Body (4/4+1/1) AS 16'S 2-out	80.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out Web 1	80.00000	33.00000	22.75000	*****	*****
12 PG Body (2/2+2/2) AS 12'S 2-out Web 2	80.00000	16.50000	22.75000	*****	*****
06 PG Body (4/4+4/4) AS 6'S 4-out	80.00000	19.00000	22.75000	*****	*****
06 PG Gate Body (5/5) AS 6'S 2-out	80.00000	22.43750	22.75000	*****	*****
06 PG Gate Body (4/4) AS 6'S 2-out	80.00000	22.43750	22.75000	*****	*****
04 PG Gate Body (5/5) AS 4'S 4-out	80.00000	30.75000	22.75000	*****	*****
04 PG Body (4/4) AS 4'S 4-out	80.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (4/4) AS 4'S 4-out	80.00000	30.75000	22.75000	*****	*****
04 PG Body (2/2) AS 4'S 4-out	80.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (2/2) AS 4'S 4-out	80.00000	30.75000	22.75000	*****	*****
04 PG Body (1/1) AS 4'S 4-out	80.00000	33.00000	22.75000	*****	*****
04 PG Gate Body (1/1) AS 4'S 4-out	80.00000	29.00000	22.75000	*****	*****
02 PG Body (7/7) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (6/6) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (5/5) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (4/4) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (2/2) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
02 PG Body (1/1) AS 2'S 8-out	80.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	33.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	30.75000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	29.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	22.43750	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	19.00000	22.75000	*****	*****
VERSION PLATE & MKR CHANGE per plate	80.00000	16.50000	22.75000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 12'S 1-out	38.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	38.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 24'S 1-out	38.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 12's 2-out	38.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	38.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	38.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	38.00000	49.50000	22.25000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	38.00000	49.50000	22.25000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	38.00000	49.50000	22.25000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	38.00000	49.50000	22.25000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	38.00000	49.50000	22.25000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 14 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - 2x6 PRESSWORK - continued
VERSION PLATE & MKR CHANGE per plate	38.00000	49.50000	22.25000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 12'S 1-out	40.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	40.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 24'S 1-out	40.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 12's 2-out	40.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	40.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	40.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	40.00000	49.50000	22.25000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	40.00000	49.50000	22.25000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	40.00000	49.50000	22.25000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	40.00000	49.50000	22.25000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	40.00000	49.50000	22.25000	*****	*****
VERSION PLATE & MKR CHANGE per plate	40.00000	49.50000	22.25000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 12'S 1-out	50.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	50.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 24'S 1-out	50.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 12's 2-out	50.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	50.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	50.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	50.00000	49.50000	22.25000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	50.00000	49.50000	22.25000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	50.00000	49.50000	22.25000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	50.00000	49.50000	22.25000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	50.00000	49.50000	22.25000	*****	*****
VERSION PLATE & MKR CHANGE per plate	50.00000	49.50000	22.25000	*****	*****
Body - 2x6 PRESSWORK
48 PG Body (4/4+4/4) AS 12'S 1-out	60.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 16'S & 8'S 1-out	60.00000	49.50000	22.25000	*****	*****
48 PG Body (4/4+4/4) AS 24'S 1-out	60.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 12's 2-out	60.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 16'S & 8'S 2-out	60.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 24'S 2-out	60.00000	49.50000	22.25000	*****	*****
24 PG Body (4/4+4/4) AS 8'S 2-out	60.00000	49.50000	22.25000	*****	*****
16 PG Body (4/4+4/4) AS 8'S 3-out	60.00000	49.50000	22.25000	*****	*****
12 PG Body (4/4+4/4) AS 12'S 4-out	60.00000	49.50000	22.25000	*****	*****
08 PG Body (4/4+4/4) AS 8'S 6-out	60.00000	49.50000	22.25000	*****	*****
VERSION PLATE PRESS STOP per stop, per web	60.00000	49.50000	22.25000	*****	*****
VERSION PLATE & MKR CHANGE per plate	60.00000	49.50000	22.25000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 15 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - GRAVURE PRESSWORK - JAW
96 PG Body (5/5) AS 16'S 1-out	38.00000	88.00000	49.50000	*****	*****
96 PG Body (5/5) AS 32'S 1-out	38.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 16'S 1-out	38.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 32'S 1-out	38.00000	88.00000	49.50000	*****	*****
84 PG Body (5/5) AS 28'S 1-out	38.00000	77.00000	49.50000	*****	*****
84 PG Body (4/4) AS 28'S 1-out	38.00000	77.00000	49.50000	*****	*****
72 PG Body (5/5) AS 12'S 1-out	38.00000	66.00000	49.50000	*****	*****
72 PG Body (5/5) AS 24'S 1-out	38.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 12'S 1-out	38.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 24'S 1-out	38.00000	66.00000	49.50000	*****	*****
64 PG Body (5/5) AS 32'S 1-out	38.00000	88.00000	33.00000	*****	*****
64 PG Body (4/4) AS 32'S 1-out	38.00000	88.00000	33.00000	*****	*****
60 PG Body (5/5) AS 20'S 1-out	38.00000	55.00000	49.50000	*****	*****
60 PG Body (4/4) AS 20'S 1-out	38.00000	55.00000	49.50000	*****	*****
56 PG Body (5/5) AS 28'S 1-out	38.00000	77.00000	33.00000	*****	*****
56 PG Body (4/4) AS 28'S 1-out	38.00000	77.00000	33.00000	*****	*****
48 PG Body (5/5) AS 24'S 1-out	38.00000	66.00000	33.00000	*****	*****
48 PG Body (4/4) AS 24'S 1-out	38.00000	66.00000	33.00000	*****	*****
48 PG Body (5/5) AS 16'S 2-out	38.00000	88.00000	49.50000	*****	*****
48 PG Body (4/4) AS 16'S 2-out	38.00000	88.00000	49.50000	*****	*****
40 PG Body (5/5) AS 20'S 1-out	38.00000	55.00000	33.00000	*****	*****
40 PG Body (4/4) AS 20'S 1-out	38.00000	55.00000	33.00000	*****	*****
36 PG Body (5/5) AS 36'S 2-out	38.00000	66.00000	49.50000	*****	*****
36 PG Body (4/4) AS 36'S 2-out	38.00000	66.00000	49.50000	*****	*****
32 PG Body (5/5) AS 32'S 2-out	38.00000	88.00000	33.00000	*****	*****
32 PG Body (4/4) AS 32'S 2-out	38.00000	88.00000	33.00000	*****	*****
28 PG Body (5/5) AS 28'S 2-out	38.00000	77.00000	33.00000	*****	*****
28 PG Body (4/4) AS 28'S 2-out	38.00000	77.00000	33.00000	*****	*****
24 PG Body (5/5) AS 24'S 2-out	38.00000	66.00000	33.00000	*****	*****
24 PG Body (4/4) AS 24'S 2-out	38.00000	66.00000	33.00000	*****	*****
20 PG Body (5/5) AS 20'S 2-out	38.00000	55.00000	33.00000	*****	*****
20 PG Body (4/4) AS 20'S 2-out	38.00000	55.00000	33.00000	*****	*****
16 PG Body (5/5) AS 16'S 4-out	38.00000	88.00000	33.00000	*****	*****
16 PG Body (4/4) AS 16'S 4-out	38.00000	88.00000	33.00000	*****	*****
12 PG Body (5/5) AS 12'S 4-out	38.00000	66.00000	33.00000	*****	*****
12 PG Body (4/4) AS 12'S 4-out	38.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	88.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	77.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	55.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	88.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	77.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	66.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	38.00000	55.00000	49.50000	*****	*****
Body -GRAVURE PRESSWORK –JAW
96 PG Body (5/5) AS 16'S 1-out	40.00000	88.00000	49.50000	*****	*****
96 PG Body (5/5) AS 32'S 1-out	40.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 16'S 1-out	40.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 32'S 1-out	40.00000	88.00000	49.50000	*****	*****
84 PG Body (5/5) AS 28'S 1-out	40.00000	77.00000	49.50000	*****	*****
84 PG Body (4/4) AS 28'S 1-out	40.00000	77.00000	49.50000	*****	*****
72 PG Body (5/5) AS 12'S 1-out	40.00000	66.00000	49.50000	*****	*****
72 PG Body (5/5) AS 24'S 1-out	40.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 12'S 1-out	40.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 24'S 1-out	40.00000	66.00000	49.50000	*****	*****
64 PG Body (5/5) AS 32'S 1-out	40.00000	88.00000	33.00000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 16 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - GRAVURE PRESSWORK -JAW - continued
64 PG Body (4/4) AS 32'S 1-out	40.00000	88.00000	33.00000	*****	*****
60 PG Body (5/5) AS 20'S 1-out	40.00000	55.00000	49.50000	*****	*****
60 PG Body (4/4) AS 20'S 1-out	40.00000	55.00000	49.50000	*****	*****
56 PG Body (5/5) AS 28'S 1-out	40.00000	77.00000	33.00000	*****	*****
56 PG Body (4/4) AS 28'S 1-out	40.00000	77.00000	33.00000	*****	*****
48 PG Body (5/5) AS 24'S 1-out	40.00000	66.00000	33.00000	*****	*****
48 PG Body (4/4) AS 24'S 1-out	40.00000	66.00000	33.00000	*****	*****
48 PG Body (5/5) AS 16'S 2-out	40.00000	88.00000	49.50000	*****	*****
48 PG Body (4/4) AS 16'S 2-out	40.00000	88.00000	49.50000	*****	*****
40 PG Body (5/5) AS 20'S 1-out	40.00000	55.00000	33.00000	*****	*****
40 PG Body (4/4) AS 20'S 1-out	40.00000	55.00000	33.00000	*****	*****
36 PG Body (5/5) AS 36'S 2-out	40.00000	66.00000	49.50000	*****	*****
36 PG Body (4/4) AS 36'S 2-out	40.00000	66.00000	49.50000	*****	*****
32 PG Body (5/5) AS 32'S 2-out	40.00000	88.00000	33.00000	*****	*****
32 PG Body (4/4) AS 32'S 2-out	40.00000	88.00000	33.00000	*****	*****
28 PG Body (5/5) AS 28'S 2-out	40.00000	77.00000	33.00000	*****	*****
28 PG Body (4/4) AS 28'S 2-out	40.00000	77.00000	33.00000	*****	*****
24 PG Body (5/5) AS 24'S 2-out	40.00000	66.00000	33.00000	*****	*****
24 PG Body (4/4) AS 24'S 2-out	40.00000	66.00000	33.00000	*****	*****
20 PG Body (5/5) AS 20'S 2-out	40.00000	55.00000	33.00000	*****	*****
20 PG Body (4/4) AS 20'S 2-out	40.00000	55.00000	33.00000	*****	*****
16 PG Body (5/5) AS 16'S 4-out	40.00000	88.00000	33.00000	*****	*****
16 PG Body (4/4) AS 16'S 4-cut	40.00000	88.00000	33.00000	*****	*****
12 PG Body (5/5) AS 12'S 4-out	40.00000	66.00000	33.00000	*****	*****
12 PG Body (4/4) AS 12'S 4-out	40.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	88.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	77.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	55.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	88.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	77.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	66.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	40.00000	55.00000	49.50000	*****	*****
Body - GRAVURE PRESSWORK - JAW
98 PG Body (5/5) AS 16'S 1-out	50.00000	88.00000	49.50000	*****	*****
96 PG Body (5/5) AS 32'S 1-out	50.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 16'S 1-out	50.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 32'S 1-out	50.00000	88.00000	49.50000	*****	*****
84 PG Body (5/5) AS 28'S 1-out	50.00000	77.00000	49.50000	*****	*****
84 PG Body (4/4) AS 28'S 1-out	50.00000	77.00000	49.50000	*****	*****
72 PG Body (5/5) AS 12'S 1-out	50.00000	66.00000	49.50000	*****	*****
72 PG Body (5/5) AS 24'S 1-out	50.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 12'S 1-out	50.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 24'S 1-out	50.00000	66.00000	49.50000	*****	*****
64 PG Body (5/5) AS 32'S 1-out	50.00000	88.00000	33.00000	*****	*****
64 PG Body (4/4) AS 32'S 1-out	50.00000	88.00000	33.00000	*****	*****
60 PG Body (5/5) AS 20'S 1-out	50.00000	55.00000	49.50000	*****	*****
60 PG Body (4/4) AS 20'S 1-out	50.00000	55.00000	49.50000	*****	*****
56 PG Body (5/5) AS 28'S 1-out	50.00000	77.00000	33.00000	*****	*****
56 PG Body (4/4) AS 28'S 1-out	50.00000	77.00000	33.00000	*****	*****
48 PG Body (5/5) AS 24'S 1-out	50.00000	66.00000	33.00000	*****	*****
48 PG Body (4/4) AS 24'S 1-out	50.00000	66.00000	33.00000	*****	*****
48 PG Body (5/5) AS 16'S 2-out	50.00000	88.00000	49.50000	*****	*****
48 PG Body (4/4) AS 16'S 2-out	50.00000	88.00000	49.50000	*****	*****
40 PG Body (5/5) AS 20'S 1-out	50.00000	55.00000	33.00000	*****	*****
40 PG Body (4/4) AS 20'S 1-out	50.00000	55.00000	33.00000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 17 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - GRAVURE PRESSWORK - JAW
36 PG Body (5/5) AS 36'S 2-out	50.00000	66.00000	49.50000	*****	*****
36 PG Body (4/4) AS 36'S 2-out	50.00000	66.00000	49.50000	*****	*****
32 PG Body (5/5) AS 32'S 2-out	50.00000	88.00000	33.00000	*****	*****
32 PG Body (4/4) AS 32'S 2-out	50.00000	88.00000	33.00000	*****	*****
28 PG Body (5/5) AS 28'S 2-out	50.00000	77.00000	33.00000	*****	*****
28 PG Body (4/4) AS 28'S 2-out	50.00000	77.00000	33.00000	*****	*****
24 PG Body (5/5) AS 24'S 2-out	50.00000	66.00000	33.00000	*****	*****
24 PG Body (4/4) AS 24'S 2-out	50.00000	66.00000	33.00000	*****	*****
20 PG Body (5/5) AS 20'S 2-out	50.00000	55.00000	33.00000	*****	*****
20 PG Body (4/4) AS 20'S 2-out	50.00000	55.00000	33.00000	*****	*****
16 PG Body (5/5) AS 16'S 4-out	50.00000	88.00000	33.00000	*****	*****
16 PG Body (4/4) AS 16'S 4-out	50.00000	88.00000	33.00000	*****	*****
12 PG Body (5/5) AS 12'8 4-out	50.00000	66.00000	33.00000	*****	*****
12 PG Body (4/4) AS 12'S 4-out	50.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	88.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	77.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	55.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	88.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	77.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	66.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	50.00000	55.00000	49.50000	*****	*****
Body - GRAVURE PRESSWORK - JAW
96 PG Body (5/5) AS 16'S 1-out	60.00000	88.00000	49.50000	*****	*****
96 PG Body (5/5) AS 32'S 1-out	60.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 16'S 1-out	60.00000	88.00000	49.50000	*****	*****
96 PG Body (4/4) AS 32'S 1-out	60.00000	88.00000	49.50000	*****	*****
84 PG Body (5/5) AS 28'S 1-out	60.00000	77.00000	49.50000	*****	*****
84 PG Body (4/4) AS 28'S 1-out	60.00000	77.00000	49.50000	*****	*****
72 PG Body (5/5) AS 12'S 1-out	60.00000	66.00000	49.50000	*****	*****
72 PG Body (5/5) AS 24'S 1-out	60.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 12'S 1-out	60.00000	66.00000	49.50000	*****	*****
72 PG Body (4/4) AS 24'S 1-out	60.00000	66.00000	49.50000	*****	*****
64 PG Body (5/5) AS 32'S 1-out	60.00000	88.00000	33.00000	*****	*****
64 PG Body (4/4) AS 32'S 1-out	60.00000	88.00000	33.00000	*****	*****
60 PG Body (5/5) AS 20'S 1-out	60.00000	55.00000	49.50000	*****	*****
60 PG Body (4/4) AS 20'S 1-out	60.00000	55.00000	49.50000	*****	*****
56 PG Body (5/5) AS 28'S 1-out	60.00000	77.00000	33.00000	*****	*****
56 PG Body (4/4) AS 28'S 1-out	60.00000	77.00000	33.00000	*****	*****
48 PG Body (5/5) AS 24'S 1-out	60.00000	66.00000	33.00000	*****	*****
48 PG Body (4/4) AS 24'S 1-out	60.00000	66.00000	33.00000	*****	*****
48 PG Body (5/5) AS 16'S 2-out	60.00000	88.00000	49.50000	*****	*****
48 PG Body (4/4) AS 16'S 2-out	60.00000	88.00000	49.50000	*****	*****
40 PG Body (5/5) AS 20'S 1-out	60.00000	55.00000	33.00000	*****	*****
40 PG Body (4/4) AS 20'S 1-out	60.00000	55.00000	33.00000	*****	*****
36 PG Body (5/5) AS 36'S 2-out	60.00000	66.00000	49.50000	*****	*****
36 PG Body (4/4) AS 36'S 2-out	60.00000	66.00000	49.50000	*****	*****
32 PG Body (5/5) AS 32'S 2-out	60.00000	88.00000	33.00000	*****	*****
32 PG Body (4/4) AS 32'S 2-cut	60.00000	88.00000	33.00000	*****	*****
28 PG Body (5/5) AS 28'S 2-out	60.00000	77.00000	33.00000	*****	*****
28 PG Body (4/4) AS 28'S 2-out	60.00000	77.00000	33.00000	*****	*****
24 PG Body (5/5) AS 24'S 2-out	60.00000	66.00000	33.00000	*****	*****
24 PG Body (4/4) AS 24'S 2-out	60.00000	66.00000	33.00000	*****	*****
20 PG Body (5/5) AS 20'S 2-out	60.00000	55.00000	33.00000	*****	*****
20 PG Body (4/4) AS 20'S 2-out	60.00000	55.00000	33.00000	*****	*****
16 PG Body (5/5) AS 16'S 4-out	60.00000	88.00000	33.00000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 18 of 19	CONFIDENTIAL

PLAYBOY

PLAYBOY

UPRIGHT PRICE SCHEDULE

MIN QTY: 100,000

Account Nbr:	803
Price Sched Nbr:	0000273-10
Effective Date:	06/01/2010
Pricing Last Modified:	mdmoldenhau
04/06/2010
Paper Last Modified	mdmoldenhau
04/06/2010

PAPER REQUIREMENTS Trim Size: 8 X 10 3/4	BASIS WEIGHT	ROLL SIZE	PRESS CUTOFF	MAKE- READY	RATE PER/M
Body - GRAVURE PRESSWORK - JAW - continued
16 PG Body (4/4) AS 16'S 4-out	60.00000	88.00000	33.00000	*****	*****
12 PG Body (5/5) AS 12'S 4-out	60.00000	66.00000	33.00000	*****	*****
12 PG Body (4/4) AS 12'S 4-out	60.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	88.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	77.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	66.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	55.00000	33.00000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	88.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	60.00000	77.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE per cylinder	80.00000	66.00000	49.50000	*****	*****
VERSION CYLINDER & MKR CHANGE par cylinder	60.00000	55.00000	49.50000	*****	*****

Quad/Graphics, Inc. – DRAFT DOCUMENT	Page 19 of 19	CONFIDENTIAL

Paper requirements are based on coated stocks. An additional 2% paper spoilage applies to all supercalendared stocks for offset forms.

SCHEDULE E

EXHIBIT I – PRE-MEDIA WORK

The Work

•           The scope of the work is color sponsorship) digital conversions, contract color proofing, softproofing, color corrections, retouching, final editorial page processing, AdShuttle, QuadARM ad processing, quality assurance, and final file distribution.

•           The following titles are included) but not limited to: Playboy Magazine, Playboy Specials, Playboy Premiums, and Playboy Calendars.

The Workflow
4
•           Digital and conventional artwork is released to Printer to be scanned or converted, upfront color corrections or retouching performed, and low res delivery.

•           Magazine Editorial and Playboy Special pages are printed through SmartCreate.

•           SWOP Epson proofs or soft proofing via SoftproofX for evaluation.

•           Ad pages are uploaded to AdShuttle and populate Publisher’s Studio.

•           Ad and editorial combining performed.

•           Page proofs are approved for color, and approved for content via DBLOnline.

•           Optimize PDFs, coordinate color, and QA.

•           Final files distributed to Printer offset and gravure press.

•           Quad will establish a Playboy onsite facilities managed (“FM”) pre-media operation at Playboy’s main editorial office in Chicago by hiring up to four current pre-media headcount (collectively and individually, the “Personnel”) to support Playboy’s editorial operations and production deadlines by August 1, 2010, subject to: 1) the results of Quad’s Playboy site audit, 2) each Personnel meeting Quad’s pre-employment review requirements (including but not limited to: drug test, background check and job description qualifications), and 3) the time period needed to post, conduct and complete such hiring. The Personnel will work at the FM until October 1, 2010 at a minimum and, thereafter, it is intended that a minimum of two Personnel will be retained.. Employment of any and all Personnel will at all times be “at-will” and subject to Quad’s employment policies, practices and business conditions. Quad’s offer of employment to the Personnel will include the Quad/Graphics benefits package, as described in the Quad Employee Guidelines and summary plan descriptions, as long as the Personnel maintains eligibility. All benefits are subject to the terms and conditions of the various plans, including, but not limited to a sixty (60) day waiting period for health insurance coverage eligibility.

Schedule E - 1

•           Printer will establish total pre-media workflow utilizing Hartford, WI as outlined in Printer’s presentation to Publisher’s management on April 13, 2010.

•           In accordance with the FM philosophy, turnaround time for images, proofs, pages, is up to 12-24 hours and in support of Publisher’s deadlines.

•           Image conversion software, proofers and proofs must be SWOP compliant and ICC color managed.

•           Proofs both digital soft proofs and hard proofs must accurately represent final press product within or exceeding SWOP print tolerances.

•           Printer will supply Publisher’s digital files to third party digital providers, such as Zinio, as required.

Software and Equipment

•           Printer (through its Quad/Graphics Imaging Services) will provide all necessary software and equipment to produce the Work, as well as necessary software and equipment at Printer/Publisher pre-media FM operation.

Staffing

•           Publisher reserves the right to interview, evaluate and make recommendations on all potential Printer FM hires and substitutions, including those acting in a supervisory or pre-media customer service representative role.

On-Site Work

•           Imagery and general Pre-Media Work that Publisher deems sensitive, including, but not limited to, the cover and accompanying pictorial as well as the Playmate of the Month and other feature well pictorials, must be performed solely within the FM for reasons involving security and quality control. In the event the FM becomes disabled, or requires back-up or overflow assistance, then the pre-media services will be performed at Quad’s Hartford, WI facility.

Schedule E - 2